UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     October 30, 2006

155 East Tropicana, LLC
155 East Tropicana Finance Corp.

(Exact name of registrant as specified in its charter)

Nevada Nevada	333-124924 333-124924	20-1363044 20-2546581
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

115 East Tropicana Avenue, Las Vegas, NV	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (702) 597-6076

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Section 5 — Corporate Governance and Management.

Item 5.02                                         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of October 30, 2006, Gary A. Gregg has been appointed Chief Operating Officer of 155 East Tropicana, LLC (the “Company”) pursuant to an employment agreement executed between Mr. Gregg and the Company on October 30, 2006 (the “Employment Agreement”). The Employment Agreement provides that Mr. Gregg will serve as Chief Operating Officer of the Company until October 2009, subject to earlier termination under certain conditions, and that Mr. Gregg will be paid a base salary of $250,000.00 per year with annual performance bonuses in the event the Company achieves certain productivity thresholds. Michael Hessling, who has been serving as President and Chief Operating Officer, will remain President of the Company.

Mr. Gregg, age 56, is President of Daily Edge, LLC, a consulting company.  Daily Edge provided consulting services to a leading provider of proprietary side-bet games in North America from July 2004 to 2006 and will not remain active while Mr Gregg is employed by the Company.  From 2001 to 2003, Mr. Gregg served as the General Manager of the Hollywood Casino Shreveport located in northern Louisiana.  From 1998 to 2001, he served as the General Manager of the Regency Casino by Hyatt in Thessaloniki, Greece. From 1993 to 1997, Mr. Gregg served as President and Senior Vice President of Las Vegas Hilton and Hilton Hotels Corporation. From 1988 to 1993, Mr. Gregg was President of the Flamingo Hilton Laughlin, in Laughlin Nevada.

A copy of the November 2, 2006 press release announcing Mr. Gregg’s appointment as Chief Operating Officer of the Company is attached hereto as Exhibit 99.1.

Section 9 — financial statements and exhibits.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1 — Press Release issued on November 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

155 East Tropicana, LLC
(Registrant)

	By:	/s/ Deborah J. Pierce
Date: November 2, 2006		Deborah J. Pierce
	Its:	Chief Financial Officer

155 East Tropicana Finance Corp.
(Registrant)

	By:	/s/ Deborah J. Pierce
Date: November 2, 2006		Deborah J. Pierce
	Its:	Chief Financial Officer